EXHIBIT 10.21I

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS THIRTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to use, and CSG agrees to provide, CSG’s Event Notification Interface Sandbox Environment Support Services – X-Calibur. Consequently, Schedule F, “Fees,” CSG LICENSED PRODUCTS, Subsection III. entitled “CSG’s Event Notification Interface (ENI), is amended to add fees for “Event Notification Interface Sandbox Support Services – X-Calibur.” For clarification purposes, there currently exists in Schedule F of the Agreement in Subsection III., CSG’s Event Notification Interface (ENI), Sections 1 through 4 and the related Notes 1 through 4. A new Section 5, and related Notes 5 through 8, is added to Subsection III. as follows:

Description of Item/Unit of Measure	Frequency	Fee
5. Event Notification Interface Sandbox Environment Support Services-X-Calibur
a) Support Fee (Note 5—7)	*******	$	********
b) ENI Production Fees	*******		(Note 8)

Note 5:	Support Fee includes transaction usage in test environment and maintenance of message sets including updating messages to be compliant with release version and exchanging messages as requested by Customer.
Note 6:	If Customer’s Event Notification Interface Sandbox becomes inactive for more than ****** **** consecutive ****, CSG may discontinue its use after providing Customer ****** **** **** prior notice. Such notice may be provided via e-mail.
Note 7:	The monthly minimum of $******** is limited to **,*** ENI transactions per *****. In the event Customer exceeds ****** ENI transactions per ***** within the Sandbox environment, CSG will charge the Interface Monthly Operations Support (per transaction) fee, as listed in Section 4 of the above table, for incremental ENI transactions per *****.
Note 8:	ENI production transaction fees will be counted towards the Processing Levels provided in the Agreement.

For clarification purposes, the fees listed in the table above are subject to annual increases in accordance with Section 5.4 of the Agreement.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Tuble

Name: Peter Kiriacoulacos	Name: Joseph T. Ruble

Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel

Date: 7-11-12	Date: 7-20-12

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